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Adhia Funds, Inc.
Adhia Twenty Fund - Semi-Annual Report

Dear Shareholder:

The first Six months of 2002 were turbulent for financial markets. Integrity of Corporate America was tarnished by the corporate disaster at Enron and collapse of a Corporate Watch-dog, the one time premier auditing firm Arthur Anderson. This was combined with an overall economic slow down and the continuation of weak corporate spending.
All of these events have placed the market under significant pressure. Major indices like NASDAQ dropped more than 25% over the first six months of 2002. For the six month period of January 1, 2002 to June 30, 2002, the Adhia Twenty Fund posted a loss of 11.36% compared to a 13.17% loss on the Standard and Poor's 500. Although, we outperformed indices, we are disappointed with the double-digit decline in portfolio.

There were only two names worth mention as gainers for the current period. Our position in Royal
Caribbean Cruise Lines (RCL) appreciated over 20% in a first six months of 2002. This one-price vacation company has come back dramatically since the 9/11 decline. Even though their total yield has declined from last year, RCL's cruises continue to offer a great value for vacation seekers.
Similarly, we found another value in a supermarket company, Albertsons (ABS). Management of Albertsons had successfully completed a corporate restructuring and reported higher EPS than expected by the market.
Our short-term position in Albertsons paid us handsomely; generating a 9.5% return in this battered market.

Other positions did not fare as well. We have lost significant values in our various holdings in the technology sector. Sun Micro Systems (SUNW), Atmel
Corporation (ATML), Motorola (MOT), Corning (GLW), and ADC Telecom (ADCT) have all lost over 50% of our original investments. In addition, our position in KMart costs us over 82% of our investment. We closed our investment in KMart during July 2002. We remain optimistic about the prospects for other holdings.
While our value purchase in Bristol Myers Squibb (BMY) is down by 51.2%, we believe that at its current valuation BMY is a strong take over target for giants such as Glaxo Smith Kline or Johnson & Johnson.

Outlook for the remainder of year 2002:

Corporate corruptions at Blue Chip Corporations like
WorldCom and Enron have put the financial markets to new tests. Both the SEC and Accounting Standards Board have been working diligently to establish more stringent guidelines on financial reporting and corporate governance systems. Aggressive accounting techniques, once allowed by the Big five CPA firms, will be hard to find post Anderson Era. Combining this with double-digit decline in technology spending, we are looking at an extended period of light corporate earnings. Based on our internal model, we expect the Dow Jones to fluctuate between 7,500 to 8,000 for the remainder of 2002 and the NASDAQ to be around 1,100 by year-end. This downturn will provide great buying opportunities in many of our favorite sectors including
Biotechnology, Pharmaceutical, and Semiconductors. As always, we will remain true to our value focus and continue to search for relative value in the market.
We appreciate your confidence over the past twelve months, and look forward to your continued participation in the Adhia Twenty Fund.

/S/ Hitesh P. Adhia
President


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Adhia Funds, Inc.
Adhia Twenty Fund - Semi-Annual Report

Statement of Assets and Liabilities
as of June 30, 2002
(unaudited)

ASSETS:
	Investment in Securities	           $        760,171.00
	Cash at Fidelity Reserve                            768,733.70
	Prepaid Insurance	                                217.00
----------------------------------------------------------------------
	Total Assets                 	                $ 1,529,116.70
----------------------------------------------------------------------

LIABILITIES:
	Accrued Expenses		                      7,989.08


	Total Liabilities                	              7,989.08

NET ASSETS:
	Net Assets (equivalent to $9.67 per share
		based on 157,300.292 shares of
		capital stock outstanding) (Note V)       1,521,127.62

----------------------------------------------------------------------
		Total Liabilities and Net Assets	$ 1,529,116.70
----------------------------------------------------------------------


CALCULATION OF NET ASSETS
	Offering and Redemption Price Per Share
	($1,521,116.62 / 157,300.292 Shares Outstanding)        $ 9.67


The accompanying notes are an integral part of these financial statements.

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Adhia Funds, Inc.
Adhia Twenty Fund - Semi-Annual Report
Statement of Operations
For the Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME:
	Dividends			$ 11,818.85
	Interest	                     116.15

		Total Income	                 	$11.935.00


EXPENSES:
	Director Fees			  1,000.00
	Licenses and Permits         	  2,678.03
	Transfer Agent Services		  1,883.00
	Professional Fees	      	  4,000.00
	Other Expenses		          2,331.75
	Management Fees		          4,088.42

	        Total Operating Expenses                $15,981.20


----------------------------------------------------------------------

INVESTMENT INCOME/(LOSS) - NET	                        (4,046.20)

NET REALIZED GAIN ON INVESTMENTS          24,357.97

CHANGE IN UNREALIZED APPRECIATION
	OF INVESTMENTS FOR THE YEAR     (210,602.80)

NET GAIN ON INVESTMENTS			              (186,244.83)
----------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
	RESULTING FROM OPERATIONS	               ($190,291.03)
----------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

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Adhia Funds, Inc.
Adhia Twenty Fund - Semi-Annual Report

Statement of Changes in Net Assets
For the Year Ended December 31, 2001 and Six Months Ended June 30, 2002

                                      June 30, 2002     December 31, 2001
                                       (unaudited)
FROM OPERATIONS:

	Investment Income (Loss) - Net	  ($4,046.20)      $12,993.95

	Net Realized Gain (Loss) on
		Investments 		   24,357.97        (8,171.13)

	Change in Unrealized Appreciation
	   (Loss) on Investments	  (210,602.80)     (65,775.73)
					  ------------	   -----------

	Net Increase (Decrease) in Net
		Assets Resulting from
		Operations	          (190,291.03)      (60,952.91)

PROCEEDS FROM SHARES ISSUED                 91,065.74       132,603.65

PAYMENTS TO REDEEM SHARES                  (16,681.68)     (150,465.00)
 		                          ------------     ------------
TOTAL INCREASE		                   (115,906.97)    (78,814.26)

NET ASSETS AT THE BEGINNING OF
	THE PERIOD                        1,637,139.17    1,715,953.43

----------------------------------------------------------------------

NET ASSETS AT THE END OF THE PERIOD      $1,521,232.20   $1,637,139.17

----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

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Adhia Funds, Inc.
Adhia Twenty Fund - Semi-Annual Report

Investments in Securities
    as of June 30, 2002
    (unaudited)

		Security		Shares  Cost Basis	Market Value
Common Stocks
	2.2%	Banking
		JP MORGAN CHASE		1000  $ 44,214.95       $     33,920.00

	1.9%	Diversified
		GENERAL ELECTRIC	1000	 39,764.95	      29,050.00

	1.5%	Telephone & Communication Equipment
		CORNING			3000	 80,144.85	      10,650.00
		ADC TELECOM		5000	 21,842.47	      11,450.00

	5.1%	Semiconductor Manufacturing
		ATMEL CORP		6500	 57,779.95	      40,690.00
		MOTOROLA		2500	 54,904.90	      36,475.00

	2.7%	Computer Systems
		SUN MICROSYSTEMS UNC	3000	 74,589.80	      25,050.00
		HEWLETT PACKARD		1000	 20,014.95	      15,280.00

	3.2%	Office Equipment
		XEROX CORP		7000	 71,944.95	      48,790.00

	0.5%	REIT
		BEDFORD PROPERTIES	 300	  7,979.95	       8,130.00

	0.6%	Health Care- Biotech
		AMGEN INC COM		 200	  6,114.95	       8,376.00

        9.0% 	Health Care - Pharmaceutical
		ALLERGAN INC		 1000	  68,794.95	      66,750.00
		BRISTOL MYERS SQUIBB CO	 1000	  52,714.95	      25,700.00
		PHARMACIA CORP		 1000	  44,374.95	      37,450.00
		PFIZER INC	          200	   6,714.95	       7,000.00

	4.4%	Retail
		CVS CORP	         2000	 69,580.00	      61,200.00
		K MART CORP		 6000	 35,094.95	       6,180.00

	6.4%	Chemical and Industrial
		DUPONT E I DE NEMOURS CO 1600	 68,394.85	      71,040.00
		GREAT LAKE CHEMICALS	 1000	 23,174.95	      26,490.00

	4.1%	Consumer Products
		KIMBERLY CLARK CORP	 1000	 55,514.95	      62,000.00

	7.5%  	Entertainment
		ROYAL CARIBBEAN CRUISES	 3000	 56,304.95	      58,500.00
		ECHOSTAR COMMUNICATIONS	 3000    83,774.95	      55,680.00

	0.9%  	Apparel Industry
		TOMMY HILFIGER CORP COM  1000     7,017.47            14,320.00

50.0%	Total Common Stocks		     $1,050,753.54          $760,171.00
-------------------------------------------------------------------------------
Total Investment in Securities	             $1,050,753.54          $760,171.00
-------------------------------------------------------------------------------
50.5%	Total Bank / Fidelity Cash Reserve     $768,733.70          $768,733.70

-0.5%	          Other Assets (Liabilities) Net                    ( 7,777.08)

===============================================================================
100%		Net Assets	              $1,819,487,24       $1,521,127.62
===============================================================================


The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

I	Significant Accounting Policies:

The following is a summary of significant accounting polices of the Adhia Twenty Fund (the "Fund"), a portfolio of the Adhia Funds, Inc. (the "Company") which is an open-end non-diversified management investment company registered under\ the Investment Company Act of 1940 (the "1940 Act"). The Company was\ incorporated under the laws of Maryland on January 27, 1998, and the Registration was effective January 1, 1999. The Fund's investment objective is to seek capital appreciation through investment in an average of approximately twenty different stocks.

(a) Each security is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized costs, which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the schedule of investments, are substantially the same for Federal income tax purposes.

(b) Net realized gains and losses on common stock are computed on the identified cost basis.

(c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all of the Company's net investment taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to a regulated investment company.

(d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

II      Fund Advisor:

The Fund has an agreement with Adhia Investment Advisors, Inc. (the "Advisor"), with whom certain officers and directors of Adhia Funds, Inc. are affiliated, to furnish investment advisory services to the Fund.


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Under the terms of this agreement, the Fund will pay the Advisor a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.
Under the investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed 2 1/2% of average net assets, which is the lowest limitation imposed by state securities administrators, the Advisor will reimburse the Fund for the amount of such excess.

III     Organization Costs:
Organizational costs and initial registration expenses are paid by the sponsor and Advisor, Adhia Investment Advisors, Inc.

IV. 	Investment Transactions:
For the period ended June 30, 2002, purchases and proceeds of sales of investment securities were $283,524.70 and $112,937.87, respectively, for common stock.

V.	Capital Stock:
Capital stock is composed of common stock 10,000,000 shares authorized and 157,300.292 issued at $.0001 par value. Net assets are composed of capital stocks investment plus accumulated net investment income, plus accumulated realized gain on investments, plus change in unrealized appreciation of investments net of distributions to stockholders.

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period are as follows:

					June 30,  2001   2000   1999   1998
                                          2002

Net assets value at beginning of year	 $10.91  $11.33 $11.61 $9.70 $10.00

Income/ loss from operations:

Net investment income (loss) (a)         (0.02)   0.06   0.95  (2.26)  (.01)
Net realized gain (loss) (b)              0.16    (.05)   .23   1.74   (.03)
Net unrealized gain (loss) (b)           (1.36)  (0.43) (1.46)  2.43   (.26)

Net assets value at end of year (c)      $9.67  $10.91 $11.33 $11.61  $9.70


(a) This amount has been adjusted for changes in the average number of shares outstanding throughout the period.
(b) Computed using the number of shares outstanding at the beginning of the period; 157,300.29, 151,428.745, 26,909.21, 11,577.58 and 11,500 shares for
June 30, 2002, 2001, 2000, 1999 and 1998 respectively.
(c) Computed using the number of shares outstanding at the end of the period; 157,300.29, 150,127.11, 151,428.74, 26,909.21, and 11,577.58 for June 30,
2002, 2001, 2000, 1999 and 1998 respectively.



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Management Office
1408 N. Westshore Blvd., Suite 611
Tampa, FL  33607
Phone: (813) 289-8440
Fax: (813) 289-8849


Board of Directors
Hitesh (John) P. Adhia
Dr. Thomas L. Wheelen
Pravin D. Patel
Anil D. Amlani


Investment Advisors
Adhia Investment Advisors, Inc.
1408 N. Westshore Blvd., Suite 611
Tampa, FL  33607
Phone: (813) 289-8440
Fax: (813)289-8849


Transfer Agent and Dividend Disbursing Agent
Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806
Phone: (800) 627-8172
Fax:   (317) 266-6756


Independent Auditors
Alan K. Geer, P.A., CPA's
7401 D Temple Terrace Highway
Temple Terrace, FL 33637


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